INCOME TAXES - Total Amounts Of Unrecognized Tax Benefits (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance at beginning of period	$ 0	$ 0	$ 0
Increases for tax positions of prior years	609	0	0
Increases for tax positions of current year	148	0	0
Settlements	(120)	0	0
Balance at end of period	$ 637	$ 0	$ 0